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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 1997

                             ----------------------

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

                             ----------------------

          Delaware                       1-8597                         94-2657368
(State or other jurisdiction    (Commission File Number)    (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

On January 10, 1997, The Cooper Companies, Inc. (the "Company") issued a press release in which it announced the date and record date of its next annual meeting of stockholders. This release is filed as an exhibit hereto and is incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

Exhibit
  No.         Description
-------       -----------
 99.1         Press Release dated January 10, 1997 of The Cooper Companies, Inc.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE COOPER COMPANIES, INC.



                                       By    /s/ Stephen C. Whiteford
                                          --------------------------------
                                                 Stephen C. Whiteford
                                                 Vice President and
                                                 Corporate Controller
                                                 (Principal Accounting Officer)

Dated:  January 17, 1997

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                                  EXHIBIT INDEX


Exhibit                                                                   Sequentially
  No.          Description                                                Numbered Page
-------        -----------                                                -------------
 99.1          Press Release dated January 10, 1997 of The Cooper
               Companies, Inc.

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